                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549-1004

                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (date of earliest event reported):  May 17, 2001



                                  Palm, Inc.
            (Exact name of Registrant as specified in its charter)

          Delaware                       0-29597                 94-3150688
(State or other jurisdiction of  [Commission File Number]     (I.R.S. Employer
incorporation or organization)                            Identification Number)


                          5470 Great America Parkway
                            Santa Clara, CA  95052
                   (Address of principal executive offices)

                                (408) 326-9000
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On May 17, 2001, Palm, Inc. ("Palm") and Extended Systems Incorporated ("Extended Systems") entered into a Mutual Termination Agreement And Amendment to Agreement And Plan of Reorganization (the "Termination Agreement") which terminated the Agreement and Plan of Reorganization between Palm and Extended Systems dated March 6, 2001 pursuant to which Palm was to acquire Extended Systems (the "Merger Agreement"). The Merger Agreement is attached as Exhibit
99.1 to this Form 8-K. The Termination Agreement is attached as Exhibit 99.2 to this Form 8-K.

     On May 17, 2001, Palm issued a press release announcing the termination of the Merger Agreement. This press release is attached as Exhibit 99.3 to this Form 8-K.

     On May 17, 2001, Palm issued a press release announcing a lower revenue outlook for its fourth quarter of fiscal 2001 and summarizing actions taken by Palm to address conditions facing its business. This press release is attached as Exhibit 99.4 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (c)  Exhibits.


      Exhibit
       Number                                              Description
-----------------     -----------------------------------------------------------------------------------
        99.1          Agreement and Plan of Reorganization by and between Palm, Inc. and Extended Systems
                      Incorporated dated March 6, 2001.  (Incorporated by reference from Exhibit 1 to the
                      Schedule 13D for Palm, Inc. filed on March 15, 2001 (File No. 005-55473)).
        99.2          Mutual Termination Agreement And Amendment to Agreement And Plan of Reorganization by
                      and between Palm, Inc. and Extended Systems Incorporated dated as of May 17, 2001.
        99.3          Palm, Inc. Press Release issued May 17, 2001.
        99.4          Palm, Inc. Press Release issued May 17, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Palm, Inc.
                                    (Registrant)


Date:  May 24, 2001           By: /s/ Judy Bruner
                                 _____________________
                              Judy Bruner
                              Senior Vice
                              President and Chief Financial Officer



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

                                 EXHIBIT INDEX

      Exhibit
       Number                                              Description
-----------------     -----------------------------------------------------------------------------------
        99.1          Agreement and Plan of Reorganization by and between Palm, Inc. and Extended Systems
                      Incorporated dated March 6, 2001.  (Incorporated by reference from Exhibit 1 of the
                      Schedule 13D of Palm, Inc. (File No. 005-55473).)
        99.2          Mutual Termination Agreement And Amendment to Agreement And Plan of Reorganization by
                      and between Palm, Inc. and Extended Systems Incorporated dated as of May 17, 2001.
        99.3          Palm, Inc. Press Release issued May 17, 2001.
        99.4          Palm, Inc. Press Release issued May 17, 2001.


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